          ----------------------------------------------------------------
                                    THE
                               LATIN AMERICAN
                                 DISCOVERY
                                 FUND, INC.
          ----------------------------------------------------------------




                             FIRST QUARTER REPORT
                                MARCH 31, 2000
                          MORGAN STANLEY DEAN WITTER
                          INVESTMENT MANAGEMENT INC.
                              INVESTMENT ADVISER





                   THE LATIN AMERICAN DISCOVERY FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
U.S. ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the three months ended March 31, 2000, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 7.37% compared with 3.93% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin American Index ("the Index"). For the period from commencement of operations on June 23, 1992 through March 31, 2000, the Fund's total return, based on net asset value per share, was 237.21% compared with 137.42% for the Index. On March 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $11 1/2 , representing a 24.1% discount to the Fund's net asset value per share.

Outperformance relative to the Index was attributable to both strong stock selection and country allocation. Stock selection in Argentine and Brazilian equities contributed markedly to performance. Notable contributors included Brazilian telecommunications companies CRT and Telesp. Our underweight position in Chile (+1.2%) and Colombia (-6.1%) added to performance. Stock selection in Chile and Mexico detracted from performance.

Latin American markets advanced during the first quarter, amidst the backdrop of the U.S. interest rate hikes, as investors rewarded continued signs of macroeconomic improvements in the region and steps towards increasing fiscal responsibility. Noteworthy at the beginning of the first quarter was Telefonica de Espana's (TISA) offer to buy out minority shareholders of their Latin American telecommunications affiliates at a 40% premium. Such tender offers not only enhance the near term attractiveness of the Latin affiliates, but also underscore the growth potential of Latin telecommunications service providers. The improving operating efficiencies of telecommunications companies are supported by a broadening of services, such as internet access and data transmission. Retail stocks in the region are also benefiting from a recovery in consumer demand.

Brazilian equities advanced 3.7%, buoyed by a better than anticipated primary surplus for January, deceleration in the rate of inflation, and continuing foreign direct investment. At the beginning of the first quarter, the Brazilian government made important steps towards improving public finances over the longer term as the Fiscal Responsibility Law (FRL) and DRU (new version of the fiscal stabilization fund) passed the Lower House. The FRL aims to curb excessive spending and indebtedness by all levels of government, and the DRU allows government discretion over revenues otherwise earmarked for expenditure. These measures, combined with the government's commitment to more prudent fiscal policy, enhanced investor sentiment. In addition, Brazil successfully placed a U.S. $1 billion 30-year Global bond in February. In March, Brazil's Central Bank cut the benchmark interest rate for the first time in six months, from 19.0% to 18.5%, and we anticipate further cuts, albeit at a cautious pace. Reserve requirements for cash deposits were also lowered during March, setting the foundation for credit expansion and a lowering of consumer interest rates.

We continue to overweight Brazil, as we are encouraged by positive economic trends (e.g. increased capacity utilization and trade balance) and the passage of reform laws (e.g. social security measures). We believe the ongoing economic recovery should enable Brazil to meet fiscal targets agreed upon with the IMF. We presently favor telecommunications companies, based on attractive valuations (especially on a global comparative basis), secular growth trends from favorable demographics and pent up demand, better management in the sector driving improvements in return on equity, and increased confidence of the introduction in value added services (e.g. wireless, data). During the first quarter, we added to Brazilian long distance telecommunications services provider Embratel and to telecommunications companies Telesp and Tele Norte Leste. We trimmed our holdings in Brazilian mining and natural resource conglomerate CVRD, based on less compelling valuations in comparison with global peers. We reduced our position in electricity generator Cemig due to unresolved political and ownership disputes.

Mexican equities advanced 4.5% during the first quarter, as market sentiment was buoyed by better than anticipated 1999 fourth quarter GDP and inflation and good 1999 fiscal deficit results. In March, Moody's raised Mexico's long term local currency debt to investment grade status. Private consumption continues to grow, supported by a strong peso, a low unemployment level and positive real wage increases. Although the peso's strength may adversely affect the trade account and lead to depreciation in the near term, we believe there is limited risk of devaluation. The peso should continue to be supported by foreign capital inflows, structural changes within the Mexican economy since NAFTA, continued growth in exports, and the recent local currency debt upgrade. We believe the greatest risks to the currency would be a sharp decline in oil prices and/or a significant slowdown in the U.S. economy.

We are encouraged by the positive economic trends previously mentioned and maintain our overweight stance in Mexico. We like the merchandising sector as a play on the growth and consumer recovery taking place in the region. In addition, consolidation in the sector benefits incumbent retailers due to economies of scale and operating synergy; and the increasing use of technology should reduce costs and provide additional e-commerce revenue streams. During the first quarter, we added to Wal-Mart de Mexico (formerly Cifra), Mexico's largest retail chain of food and general merchandise, based on expectations for consumer recovery and Wal-Mart's strong balance sheet. We modestly reduced our significant overweight in beverage producer Femsa and added to Mexico's leading industrial corporation Alfa, based on the upside potential from improving margins in their chemical business and undervalued participation in their telecommunication assets. We also added modestly to Grupo Sanborns, which operates retail stores in Mexico (including 85% ownership of Sears de Mexico) and manufactures a va-riety of confectionery products. Sanborns' entry into e-commerce service in Mexico should enhance future sales.

Argentine equities gained 6.5% during the first quarter, as investor confidence was buoyed by continued signs of economic recovery and the signing of a three-year U.S. $7.4 billion stand-by credit agreement with the IMF. Details of the $7.4 billion IMF stand-by loan were revealed in February, calling for comprehensive social security and labor reform. The De La Rua administration has pushed through tax increases, but tight fiscal policy exacerbates the country's anemic consumer demand. In March, the government announced intentions to reduce minimum liquidity requirements in the banking system in hopes of boosting credit supply to the private sector. Despite attractive valuations we continue to find limited investment opportunities in Argentina, and remain underweight the market.

The Chilean market rose 1.2% during the first quarter. The Chilean market continued to strengthen due to political stability, a stronger economy and anticipated higher interest rates. Ricardo Lagos was elected President in the run-off election on January 16, and he has raised the possibility of more market friendly reforms, including the abolition of the one-year holding period for invested capital and increasing the percentage of foreign investments allowed for Chilean pension funds. The economic recession is clearly over as January's economic growth of 5.1% was the highest in 19 months. We remain underweight in Chile, but added to energy provider Enersis, as we are encouraged by signs of economic recovery and fiscal discipline.

Overall, we believe Latin American domestic fundamentals are improving, and we anticipate regional expansion should continue with growth of around 4.5% in 2000. Public finances should improve due to structural reform efforts. Trade balances may deteriorate as domestic demand strengthens, possibly placing some pressure on the currencies. The Latin American region should face a heavy political cycle with elections in Brazil, Mexico, Peru and Venezuela, yet these should have little influence on policy making.

The performance of the Latin American markets at quarter- end reflects their vulnerability to shifts in sentiment in global (especially the U.S.) markets as well as to a slowdown in the U.S. economy. However, we are emboldened by the evidence of commitment to fiscal discipline in Brazil coupled with growth and consolidation trends in the telecommunications and banking arenas, which bode well for earnings growth. Given continued oil price strength and a robust U.S. economy, we also anticipate further economic strength in Mexico. While the economic recovery of Argentina and Chile is more embryonic, we do anticipate reform-minded policies should yield improved growth for 2000.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.*
PRESIDENT AND DIRECTOR

April 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

* HAROLD J. SCHAAFF, JR. WAS ELECTED PRESIDENT AND DIRECTOR OF THE FUND ON MARCH 20, 2000. MR. SCHAAFF JOINED MORGAN STANLEY DEAN WITTER IN 1989 AND IS A MANAGING DIRECTOR OF MORGAN STANLEY & CO. INCORPORATED AND MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. HE FORMERLY SERVED AS GENERAL COUNSEL AND SECRETARY OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

The Latin American Discovery Fund, Inc.
Investment Summary as of March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             TOTAL RETURN (%)
                              ------------------------------------------------------------------------
                                  MARKET VALUE (1)       NET ASSET VALUE (2)     MSCI EMF LA INDEX (3)
                              ----------------------   ----------------------   ----------------------
                                             AVERAGE                  AVERAGE                  AVERAGE
                              CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                              ----------     -------   ----------     -------   ----------     -------
        Fiscal Year to Date     7.60 %         --        7.37 %          --        3.93 %        --
        One Year               40.60         40.60 %    59.35         59.35 %     46.32        46.32 %
        Five Year             111.83         16.20     210.74         25.45      104.31        15.36
        Since Inception*      155.97         12.86     237.21         16.93      137.42        11.77


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
                                                                   [GRAPH]

                                                               YEAR ENDED DECEMBER 31,                                 THREE MONTHS
                                                                                                                           ENDED
                                                                                                                         MARCH 31,
                                       1992*    1993      1994       1995      1996       1997      1998      1999         2000
                                       -----    ----      ----       ----      ----       ----      ----      ----     ------------
Net Asset Value Per Share...........  $15.23   $23.31    $17.16    $ 10.98    $14.77    $20.34    $  8.19    $14.11       $15.15
Market Value Per Share..............  $13.25   $27.13    $18.25    $  9.88    $12.50    $17.94    $  6.19    $10.69       $11.50
Premium/(Discount)..................   -13.0%    16.4%      6.4%     -10.0%    -15.4%    -11.8%     -24.4%    -24.2%       -24.1%
Income Dividends....................      --       --    $ 0.00#        --    $ 0.16        --    $  0.08    $ 0.09       $   --
Capital Gains Distributions.........      --       --    $ 5.74    $  0.45    $ 1.14    $ 0.70    $  6.67        --           --
Fund Total Return (2)...............    8.01%   65.36%+   -0.14%    -27.61%+   47.19%    43.06%    -33.53%    73.78%        7.37%
MSCI EMF LA Index Total Return (3)..    2.00%   53.92%     0.64%    -12.83%    22.21%    31.64%    -35.11%    58.89%        3.93%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
*    The Fund commenced operations on June 23, 1992.
#    Amount is less than $0.01 per share.
+ This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities                       (95.7%)
Short-Term Investments                   (4.3%)

--------------------------------------------------------------------------------
INDUSTRIES

                                       [CHART]

Banks                                    (8.8%)
Beverages                                (6.8%)
Construction Materials                   (3.5%)
Diversified Telecommunication Services  (35.7%)
Electric Utilities                       (5.9%)
Media                                    (4.5%)
Metals & Mining                          (5.6%)
Multiline Retail                         (4.7%)
Oil & Gas                                (4.2%)
Wireless Telecommunication Services      (6.5%)
Other                                   (13.8%)


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Mexico                                  (41.6%)
Brazil                                  (37.9%)
Chile                                    (7.2%)
Argentina                                (5.4%)
United States                            (5.0%)
Venezuela                                (1.5%)
Peru                                     (1.2%)
Colombia                                 (0.3%)
Other                                   (-0.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                  PERCENT OF
                                                  NET ASSETS
                                                  ----------
     1.  Telmex (Mexico)                            14.0%
     2.  Petrobras (Brazil)                          4.2
     3.  Televisa (Mexico)                           4.0
     4.  Telecomunicacoes de Sao Paulo (Brazil)      3.6
     5.  Cemex (Mexico)                              3.5
     6.  FEMSA (Mexico)                              3.1
     7.  Celular CRT Participaos (Brazil)            3.0
     8.  Wal-Mart de Mexico (Mexico)                 3.0
     9.  CVRD (Brazil)                               2.7
     10. Kimberly (Mexico)                           2.6
                                                    ----
                                                    43.7%
                                                    ----
                                                    ----

   * Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
MARCH 31, 2000


                                                                          VALUE
                                                       SHARES             (000)
-------------------------------------------------------------------------------
COMMON STOCKS(95.8%)
(UNLESS OTHERWISE NOTED)

ARGENTINA(5.4%)
BANKS
     Banco del Suquia                                          1  U.S.$      --@
     Banco Rio De La Plata ADR                            50,695            725
                                                                  -------------
                                                                            725
                                                                  -------------
BEVERAGES
     Quilmes Industrial ADR                              164,355          1,726
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
     Telecom Argentina ADR                                80,966          2,814
     Telefonica Argentina ADR                            109,617          4,302
                                                                  -------------
                                                                          7,116
                                                                  -------------
                                                                          9,567
                                                                  -------------

BRAZIL (37.9%)
BANKS
     Banco Bradesco (Preferred)                      268,231,099          2,215
     Banco Bradesco ADR                                    3,700             30
  (a)Banco Nacional (Preferred)                       95,420,000              3
     Itaubanco (Preferred)                            22,840,340          2,033
     Unibanco (Preferred) GDR                             67,038          2,128
                                                                  -------------
                                                                          6,409
                                                                  -------------
BEVERAGES
     Brahma (Preferred)                                  819,000            648
     Brahma (Preferred) ADR                               40,040            651
                                                                  -------------
                                                                          1,299
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
     Companhia Riograndense de                         5,804,866          2,633
       Telecomunicacoes (Preferred)
     Embratel (Preferred)                            107,813,000          2,749
     Embratel ADR                                         35,675            914
     Tele Centro-Sul (Preferred)                      73,125,250          1,192
     Tele Centro-Sul ADR                                     100              8
     Tele Norte-Leste (Preferred)                     99,507,000          2,668
     Tele Norte-Leste (Preferred) ADR                     59,929          1,596
     Telebras (Preferred) ADR                              7,100          1,063
     Telecomunicacoes de Parana                        2,936,500          1,258
     Telecomunicacoes de Sao Paulo                       143,480          4,259
     Telecomunicacoes de Sao Paulo                    74,885,359          2,202
           (Preferred)
                                                                  -------------
                                                                         20,542
                                                                  -------------
ELECTRIC UTILITIES
     Cemig ADR                                            60,393          1,056
     Cemig (Preferred)                                29,260,003            505
     CERJ                                          4,209,300,000          1,281
     Copel (Preferred) ADR                                30,166            256
     Copel (Preferred) 'B'                           266,861,500          2,260
     Electrobras                                      43,906,000            782
     Electrobras ADR                                      14,130            125
     Electrobras (Preferred) ADR                          74,680            713
                                                                  -------------
                                                                          6,978
                                                                  -------------

INDUSTRIAL CONGLOMERATES
     Itausa Investimentos Itau (Preferred)             1,282,364     U.S.$1,252
                                                                  -------------
METALS & MINING
     CSN                                              52,767,000          1,867
     CSN ADR                                               6,800            239
     CVRD                                                  5,000            115
     CVRD (Preferred) ADR                                 47,230          1,294
     CVRD (Preferred) 'A'                                123,861          3,378
     CVRD Bonus                                          116,420             --@
     Gerdau (Preferred)                               64,152,422          1,676
     Usiminas (Preferred)                                111,200            552
  (a)Usiminas ADR                                          1,038              5
                                                                  -------------
                                                                          9,126
                                                                  -------------
MULTILINE RETAIL
     Globex Utilidades (Preferred)                        14,200            163
(a,b)Lojas Arapua (Preferred)                         41,337,400             --@
  (a)Lojas Arupau (Preferred) ADR                         20,775             --@
                                                                  -------------
                                                                            163
                                                                  -------------
OIL & GAS
     Petrobras (Preferred)                            20,841,579          5,649
  (b)Petrobras (Preferred) ADR                            30,795            838
     Petrobras (Preferred) ADR                            36,125            983
                                                                  -------------
                                                                          7,470
                                                                  -------------
PAPER & FOREST PRODUCTS
     Aracruz Celulose ADR                                 57,068          1,209
                                                                  -------------
REAL ESTATE
     Rossi Residencial GDS (Registered)                  269,535            320
(a,b)Rossi Residential GDR                               176,972            210
                                                                  -------------
                                                                            530
                                                                  -------------
TELECOMMUNICATION SERVICES
     Telesp Celular (Preferred)                                              --@
       (Preferred)
                                                                  -------------
TEXTILES & APPAREL
     Coteminas                                         5,426,400            390
(a,b)Coteminas ADR                                         9,305             33
                                                                  -------------
                                                                            423
                                                                  -------------
UTILITIES - ELECTRICAL & GAS
     Eletrobras (Preferred) 'B'                       31,902,080            614
                                                                  -------------
WIRELESS TELECOMMUNICATION SERVICES
  (a)Celular CRT Participaos (Preferred)              11,698,066          5,374
     Tele Leste Celular (Preferred)                  678,632,139            826
     Tele Leste Celular ADR                                2,185            131
     Tele Nordeste Celular (Preferred)                77,391,900            284
     Tele Norte Celular (Preferred)                  611,474,200            755
     Tele Sudeste Celular ADR                                 80              4
     Tele Sudeste Celular (Preferred)                 73,569,790            743
     Telesp Celular ADR                                   28,300          1,604

-------------------------------------------------------------------------------

                                      6


                                                                          VALUE
                                                       SHARES             (000)
-------------------------------------------------------------------------------
BRAZIL(CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
     Telesp Celular (Preferred)                       78,099,253  U.S.$   1,771
                                                                  -------------
                                                                         11,492
                                                                  -------------
                                                                         67,507
                                                                  -------------

CHILE(6.8%)
BANKS
     Banco Edwards ADR                                   69,853           1,275
     Banco Santander Chile ADR                           14,900             203
     Banco Santiago ADR                                  28,795             568
                                                                  -------------
                                                                          2,046
                                                                  -------------
BEVERAGES
     CCU ADR                                             59,200           1,473
                                                                  -------------
DIVERSIFIED FIANANCIALS
     Citi Corp. Cash Fund                                20,233              48
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
     CTC ADR                                            135,952           3,093
                                                                  -------------
ELECTRIC UTILITIES
     Chilectra ADR                                      103,165           1,809
     Endesa ADR                                          56,909             619
     Enersis ADR                                         57,548           1,169
                                                                  -------------
                                                                          3,597
                                                                  -------------
FOOD & DRUG RETAILING
     Santa Isabel ADR                                    44,675             482
                                                                  -------------
INDUSTRIAL CONGLOMERATES
     Quinenco ADR                                        56,020             630
                                                                  -------------
MULTILINE RETAIL
     D&S ADR                                             37,675             676
                                                                  -------------
                                                                         12,045
                                                                  -------------

COLOMBIA(0.3%)
BEVERAGES
     Bavaria                                             96,960             423
  (a)Valores Bavaria                                     76,519              78
                                                                  -------------
                                                                            501
                                                                  -------------

MEXICO(41.6%)
BANKS
     Bancomer 'O'                                     3,623,752           2,037
     Banmex 'L'                                         645,651           2,765
  (a)Banorte 'O'                                        684,441           1,036
     Grupo Financiero                                   142,520             660
                                                                  -------------
                                                                          6,498
                                                                  -------------
BEVERAGES
     FEMSA                                              763,319           3,427
     FEMSA ADR                                           45,393           2,043
     Grupo Modelo 'C'                                   394,300             844
     Pepsi-Gemex GDR                                     28,800             157
                                                                  -------------
                                                                          6,471
                                                                  -------------
CONSTRUCTION & ENGINEERING
     Empresas ICA Sociedad Controladora                 347,351             139
     ICA ADR                                             71,070             173
                                                                  -------------
                                                                            312
                                                                  -------------
CONSTRUCTION MATERIALS
  (a)Cemex ADR                                          145,478           3,291
     Cemex CPO                                          643,242           2,916
                                                                  -------------
                                                                          6,207
                                                                  -------------
CONTAINERS & PACKAGING
     Vitro ADR                                          111,592             530
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
     Carso Global Telecom                               968,544           3,139
     Telmex 'L' ADR                                     372,954          24,988
                                                                  -------------
                                                                         28,127
                                                                  -------------
FOOD PRODUCTS
  (a)Grupo Industrial Bimbo 'A'                         163,732             273
                                                                  -------------
INDUSTRIAL CONGLOMERATES
  (a)Alfa 'A'                                           687,649           2,606
  (a)Grupo Carso 'A1'                                   385,445           1,453
                                                                  -------------
                                                                          4,059
                                                                  -------------
LEISURE EQUIPMENT & PRODUCTS
  (a)Blockbuster de Mexico                               40,000              --@
                                                                  -------------
MACHINERY
     Tamsa ADR                                           44,212             724
                                                                  -------------
MEDIA
     CIE                                                188,300             945
     Televisa CPO ADR                                   104,421           7,100
                                                                  -------------
                                                                          8,045
                                                                  -------------
METALS & MINING
     Grupo Mexico 'B'                                   170,610             797
                                                                  -------------
MULTILINE RETAIL
  (a)Wal-Mart de Mexico 'C'                             978,227           2,254
     Wal-Mart de Mexico 'V'                           1,166,261           2,763
  (a)Wal-Mart de Mexico 'V' ADR                          11,250             281
     Grupo Sanborns                                     297,750             670
  (a)Soriana 'B'                                        329,585           1,521
                                                                  -------------
                                                                          7,489
                                                                  -------------
PAPER & FOREST PRODUCTS
     Kimberly 'A'                                     1,334,074           4,589
                                                                  -------------
                                                                         74,121
                                                                  -------------

PERU(1.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
     Tel Peru 'B' ADR                                   120,517           2,049
                                                                  -------------

UNITED STATES(1.1%)
BEVERAGES
     Panamerican Beverages, Inc. 'A'                     35,600             627
                                                                  -------------
FOOD PRODUCTS
  (a)Seminis, Inc. 'A'                                   69,300             446
                                                                  -------------
INTERNET SOFTWARE & SERVICES
     StarMedia Network Inc.                              31,900             959
                                                                  -------------
                                                                          2,032
                                                                  -------------
-------------------------------------------------------------------------------

                                      7


                                                                          VALUE
                                                       SHARES             (000)
-------------------------------------------------------------------------------
VENEZUELA(1.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES
     CANTV ADR                                           93,995   U.S.$   2,726
                                                                  -------------

TOTAL COMMON STOCKS
     (Cost U.S.$133,132)                                                170,548
                                                                  -------------
-------------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT
                                                         (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(4.3%)

CHILE(0.4%)
REPURCHASE AGREEMENT
     Citibank Time Deposit 5.0% 04/11/00           CLP  415,500            799
                                                                  -------------

UNITED STATES(3.9%)
REPURCHASE AGREEMENT
   Chase Securities, Inc. 5.90%, dated
     3/31/00, due 4/03/00, to be repurchased
     at U.S.$6,895, collateralized by
     U.S.$6,955, United States Freddie Mac
     Home Loan Note, 5.75%, due 7/15/03            U.S.$  6,892           6,892
                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS
(Cost U.S.$7,691)                                                         7,691
                                                                  -------------

FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN(0.0%)
Brazil Real                                             BRL  113             65
Chilean Peso                                            CLP   65             --@
Mexican Peso                                            MXP   89             10
                                                                  -------------
(Cost U.S.$75)                                                               75
                                                                  -------------

TOTAL INVESTMENTS(100.1%)
   (Cost U.S.$140,898)                                            U.S.$ 178,314
                                                                  -------------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES(-0.1%)
   Other Assets                                   U.S.$  14,031
   Liabilities                                          (14,271)           (240)
                                                  -------------   -------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 11,756,125 issued and
     outstanding U.S.$0.01 par value
     shares (100,000,000 shares authorized)                       U.S.$ 178,074
                                                                  -------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$   15.15
                                                                  -------------
-------------------------------------------------------------------------------

     (a) - Non-income producing
     (b) - 144A Security certain conditions for public sale may exist @ - Value is less than U.S.$500
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt
     GDS - Global Depositary Shares

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